Exhibit 99

 EnSync, Inc.  September 2016

 Forward Looking Statements  THIS PRESENTATION INCLUDES FORWARD-LOOKING STATEMENTS THAT ARE MADE PURSUANT TO THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INVOLVE INHERENT RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT OF VARIOUS FACTORS INCLUDING THOSE RISKS AND UNCERTAINTIES DESCRIBED IN THE RISK FACTORS AND IN MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS SECTIONS OF OUR MOST RECENTLY FILED ANNUAL REPORT ON FORM 10-K AND OUR SUBSEQUENTLY FILED QUARTERLY REPORTS ON FORM 10-Q. WE URGE YOU TO CONSIDER THOSE RISKS AND UNCERTAINTIES IN EVALUATING OUR FORWARD-LOOKING STATEMENTS. WE CAUTION READERS NOT TO PLACE UNDUE RELIANCE UPON ANY SUCH FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. IN THIS DOCUMENT, WE REFER TO INFORMATION REGARDING POTENTIAL MARKETS FOR PRODUCTS AND OTHER INDUSTRY DATA. WE BELIEVE THAT ALL SUCH INFORMATION HAS BEEN OBTAINED FROM RELIABLE SOURCES THAT ARE CUSTOMARILY RELIED UPON BY COMPANIES IN OUR INDUSTRY. HOWEVER, WE HAVE NOT INDEPENDENTLY VERIFIED ANY SUCH INFORMATION.This presentation copyright 2016 by EnSync, Inc.  2

 EnSync Energy Distributed Energy Generation Systems and Services Company  Distributed Energy Resource to Utility Connectivity  High-Performance Energy Storage Systems  Distributed Energy Systems from Design through O&M  3

 Market Opportunity

 So What’s the Problem?  Risk of Loss of ITC Drives “Pull-ins”  Return to Growth Trend Line  The Solar Market is Booming30% ITC Extended through 2019 – Will Continue to Stimulate Growth  5

6

Drivers for Energy Storage and Solar + Storage

Different Drivers and Motivations for Different Segments

Utility Segment

1. Government Driven Policies to Replace Carbon Emitting Energy Sources with Renewable Sources
   - ***Result:*** *Intermittent Generation Replacing Stable Generation; storage can smooth intermittency*

2. Solar (and Wind) Peak Generation is Not During Peak Demand Periods
   - ***Result:*** *Disconnect in supply vs demand must be corrected by energy storage or expensive gas "peaker" plants (California)*

Commercial and Industrial (C&I) and Residential Segments

1. Net Metering programs highly stimulative for solar market - excess production paid for by utility at retail rate until monthly bill goes to "zero" – but really non-solar customer paying
   - ***Result****:* *Net-Metering punishes non-solar customers and at some point must be scaled back or removed*

2. Solar export to the grid is disruptive and can cause distribution issues and outages
   - ***Result:*** *At some point excess export into grid must be stopped or managed by utility*

3. Utility income decreases with more solar deployment
   - ***Result:*** *Utilities have difficulties raising rates, so look for additional revenue – Demand Charges and Time of Use Rates, for example*

 C & I and Residential Solar Growth Cannot Continue without StorageNet-Metering Curtailment, Time of Use Rates and Demand Charges will Create Market Inflection for Storage  ?  7

 Solar Penetration Creating Grid Problems Hawaii Must Eliminate or Reduce Net-Metering  8

 Policy Changes Drive Self-Generation and Solar + Storage Market Growth in USAMarket for C&I and Residential Solar + Storage Systems will be at Least $1.0B Annually by 2018  Source: GTM  9

10

EnSync Differentiated Products and Services

Leading Technology for Distributed Energy Generation Market

- Applications and systems expertise, from economic modeling to system design to deployment
- Proprietary "Auto-Sync" DC-Bus Control architecture for more efficient, cost effective and "future-proof" systems
- IP protected hybrid energy storage solutions
- Innovative business model – PPA's with Solar + Storage, in C&I and microgrid applications, in addition to standard system sales
- Global position and partners
- Proven commercial installations around the world – real systems generating real savings and revenue

EnSync Systems are Deployed in Commercial Installations and Make or Save Money Every Day

EnSync ENERGY SYSTEMS

A Series of Industry Firsts in Innovation and Commercialization

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- First deployment of integrated, concurrently controlled "hybrid" energy storage systems "behind the meter"
- First sale of a "behind the meter" solar plus storage PPA to a 3rd party investor, in Hawaii (and likely the entire United States)
- First commercialized energy management system utilizing common DC-Bus and real time active control of multiple power inputs, with no controller or algorithms.
- First interconnect permit granted for solar plus storage for the Hawaii C and I market
- First Company providing the total solution set for integrating Distributed Energy Resources from the Utility - EnSync provides Energy Storage, Energy Management System, PV and the Internet of Energy platform.
- First inverter qualified to Hawaii "Smart Inverter" standards
- First flow battery to receive an official report for commercial operation and grid connection from the State Grid Corporation of China
- First commercial deployment of flow battery technology for mobile back-up power

 Battery Portfolio and Hybrid Storage

 EnSync Energy Storage Solutions Portfolio Modular and Scalable – Small C&I to Large Utility  13  Flow Batteries4-8 Hrs. Energy Applications  Li Ion Power Batteries0-30 Min. Power Applications  Li Ion Energy Batteries2-3 Hrs. Energy Applications  Aqueous Batteries>8 Hr. Low Load, Energy Applications

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C&I Solar + Storage Projects Have Many Possible Applications

Value of ESS System Maximized by Doing Multiple Applications

End-Customer Benefits:

Income Opportunity

- **DG Electricity Sales**
  - Enable DG Market Participation (VPP, DER Marketplace)
- **DR Revenues**
  - Market DSM/DR Up/Down Flexibility
- **Renewable Smoothing**
  - Access Higher PPA Prices
- **Ancillary Services**
  - Volt/Var Support
  - Frequency Regulation and Load Following Services

Cost/Risk Reduction

- **Time-of-Use Shifting**
  - Shift Excess Solar Generation for Future Use at Higher Time-of-Use Tariff
- **Peak Demand Charges**
  - Reduce Electricity Bill by 20% to 50% with Peak Demand Shaving
- **Improved Power Quality**
  - Improve Power Quality
- **Reduce Generator Costs**
  - Reduce Backup Generator Operation and Cut Fuel Costs (Natural Gas and Diesel)
- **Resiliency for Outages**
  - Backup Generation
  - Islanding During Outages

Source: GTM, EnSync

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EnSync Storage Portfolio Covers All C&I Applications

Enables All Applications to be Economically Addressed

Li Ion Power Battery, <30 Min. Use Cases

Li Ion Energy Battery, 1-3 Hrs. Use Cases

Flow Battery, ≥ 4 Hrs. "Energy" Use Cases


Frequency of Use
Frequent
Occasional
Infrequent
Freq. Reg. Load Following
Renewables Smoothing
Power Quality
Peak Demand Charges
DR Revenues
Fuel Cost Savings
Time of Use / Rate Shifting
DG to Grid Electricity Sales
Resiliency
Short
Medium
Long
Discharge Duration

Source: EnSync, SEIA, GTM

ENERGY SYSTEMS

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Hybrid Energy Storage Systems for C&I & Microgrids

EnSync Pioneered Commercialized Hybrid Energy Storage Solutions

- Proprietary Hybrid Control Platform, Utilizing EnSync Auto-Sync DC-Bus
  - No Central Controller Required
  - Multiple Technologies Hybridized to Deliver Best Possible Economics
- Any Set of Applications can be Performed Economically
- Real-Time, Active Control
- Proven More than 18-Months in Real-World Use
- Patent Pending filed 9/3/15



Frequency of Use
Frequent
Occasional
Infrequent
Freq. Reg. Load Following
Renewables Smoothing
Power Quality
Peak Demand Charges
DR Revenues
Fuel Cost Savings
Time of Use / Rate Shifting
DG to Grid Electricity Sales
Resiliency
Short
Medium
Long
Discharge Duration







EnSync

EnSync ENERGY SYSTEMS

 Matrix Energy Management System and Auto-Sync DC-Bus Control Platform

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Matrix Energy Management Platform

Fully Differentiated C&I and Microgrid Solution

- Plug and play DC-AC and DC-DC "drawers" enable configuration for _any_ building specific load, PV system, storage technology and storage size.
- Proprietary "Auto-Sync" DC-Bus Control Platform
- Active prioritization of grid, renewables and storage produces electricity based on most efficient and economic result, without fixed algorithms and a central controller.
- Efficient, simple, modular, scalable, reconfigurable and future proof
- UL1741 and Hawaii "Smart Inverter" spec compliant


Matrix Energy Management

Matrix Energy Management

 Matrix Energy Management System Synchronizes the Load, Distributed Generation and Utility Grid through the Proprietary “Auto-Sync DC-Bus” Control Platform  Highest efficiencyBest economicsModular and Scalable  Matrix Energy Management System  19

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Matrix Energy Management Platform

Significant Advantages Over Competition

Function or Application	EnSync Matrix	Product A	Product B
Active Energy Synchronization for any or all DC and AC Inputs and Outputs without System Controller / Complex Algorithms	✔		
Can manage every power and energy storage application under simultaneous operation	✔		
Modular, Scalable, Efficient and "Future Proof" for 20 Year service life	✔		
Demand Response	✔	✔	✔
Frequency Regulation	✔		✔
"Rate Shifting"	✔		✔
"Peak Shaving"	✔		✔
Demand Charge "Clipping"	✔		✔
Renewable Firming	✔		✔
Full Data Logging and Forecasting of Generation and Storage	✔		
"Supply Response on Demand" between Building DG and Grid Network	✔		
DC Output Management and Control (eg. DC lighting, Building DC)	✔		
Microgrid Operation	✔		✔
Max. Power Point Tracking	✔		✔
Power Factor Correction and AC Bus Voltage Regulation	✔		✔
Islanding	✔		✔

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Transformation of EnSync Energy

Battery Sales
- Technology dates to 1980's (Exxon) and 1990's (Johnson Controls)

Integrated System Sales
- Utility Storage and Energy Management Systems
- Commercial and Industrial Building Energy Management and Storage Systems
- Service Contracts

Electricity Sales
- Power Purchase Agreements, including EnSync products, EPC and 3rd Party Products (eg. solar)
- Initial cash intake from sale of equipment and services into PPA
- Sale of the high yield PPA

Internet of Energy
- Move from Demand Response to "Supply Response on Demand"
- Spot Market Electricity Sales
- Fully connected DER networks















Pre-2013

2013

2015

2016 and Beyond

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 Distributed Energy Resource (DER) to Utility MarketplaceEnSync Delivers the Total Solution for the Energy Market of the Future  Matrix Energy Management  DER to Utility Marketplace  Energy Storage System  Internet of Energy “IOE” Control Platform  EnSync Provides Fully Differentiated Solutions for All Three Critical “Legs of the Stool”  22

 EnSync “Internet of Energy” PlatformEnables DER to Utility and ISO Marketplace   C&I Building  Energy Markets Access       EnSync “IOE” Control Platform    23

 EnSync Internet of Energy PlatformCompatible with all Major Hardware and OS Platforms  Multiplatform support SmartphoneTablet DesktopOperating Systems IOS / Android OSX / Windows / Linux Communications EnvironmentsEthernet Cellular WiFi SCADA   24

 25

 Real-Time Dispatch Locational Marginal Price Utilized to Trigger Buying and Selling  26

 Business and Financials

28

Current EnSync Business Overview

- **Current Hawaii PPA Projects**
  - EnSync Tranche 1: Seven of eight projects included in the initial Hawaii tranche have been transacted (sale or sale-leaseback). One additional project in backlog.
  - EnSync Tranche 2: Four contracts closed. Additional opportunities being worked for inclusion.
  - Total Backlog of PPA projects estimated market value of >$5.0M at time of sale
- **Future PPA Expansion**
  - Concentration of projects in Hawaii through calendar year 2016 – Expected majority share of >$50 million market over two years is on track.
  - Goal of $10 to $20M per tranche; 2 additional tranches in FY2017
  - Expand PPA model into California in 2017
  - Opening of sales office in Petaluma, California
- **Systems Business**
  - Concentrated in the USA and Caribbean
  - Estimate served market of >$400M over next 24-months
  - Expansion into Asia in 2017



Holu Energy

EnSync has an 85% Ownership Interest in Holu Energy

EnSync
ENERGY SYSTEMS

 EnSync Sells First Ever PV + Storage C&I PPA’s  29

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Pioneer of PPA's for PV + Storage in C&I

Electricity spending reduced by >$2 million over 20 year term

Century West Condominium: Oahu, Hawaii

Multi-tenant Condominium

Configuration:

- 400kW of Carport PV; 460kWh EnSync Hybrid Energy Storage
- EnSync Energy Management System

First behind the meter PV + Storage PPA in Oahu

PPA Term: 20 Years





University of the Nations: Kona, Hawaii

EnSync design inoculates system from utility "curtailment"

Configuration:

- 408kW of rooftop PV; 400kWh EnSync Hybrid Energy Storage
- EnSync Energy Management System

First behind the meter PV + Storage PPA on Hawaii

PPA Term: 20 Years

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EnSync also Targets "PV-only" Projects

Simple Process to Add Energy Storage at a Future Date

- EnSync also developing projects with PV only
- Install Matrix Energy Management System to integrate the PV with the building load
- Storage can be added at a later date through a simple upgrade
- Typical projects in the addressed "PV -only" market range from
  - 60kW to >500kW
  - $400K to >$2.0M



Villages of Kapolei Community Center



Honolulu Christian Church

 OATI (Open Access Technology International)Connecting the Utility to the Distributed Generation  Located in Bloomington, MinnesotaMatrix Energy Management System and Agile Hybrid Energy Storage incorporated into the OATI Microgrid Demonstration and Data CenterMatrix is a vital part of OATI’s utility control platform for utility to Distributed Energy Resources (DER’s) controlPenetrated with >90% of USA and Canada utilitiesCommissioning Complete by Dec. 2016  OATI South Campus(Bloomington, Minnesota)  32

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Off-Grid Commercial Complex

Cayman Island Technology Center

- Cayman Technology Centre (CTC) in the Cayman Islands, a >30,000m^2 mixed commercial and office complex
- Advanced energy management and energy storage system for the largest "off-grid" renewable energy installation in the Cayman Islands
- Off-Grid Complex with 450kW PV, 500kWh Hybrid Storage, Energy Management System & Diesel Gen Set
- Caribbean reference project
- Replaces $0.40/kWh grid electricity
- Commissioning complete by Dec. 2016





Cayman Technology Center (Grand Cayman)

 Assembly Line at EnSync China JV FacilityMeineng Energy in Wuhu City, Anhui Provence  Agile Flow Batteries in Build  Matrix Production Area  Utility ESS Module  34

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Experienced Management Team



Brad Hansen
CEO, President & Director
Applied Materials, Boeing, Meineng Energy



Dan Nordloh
Executive Vice President of Global Business Development
Naviant Inc., TantaComm



James Schott
Chief Financial Officer
WEC Energy Group, Integrys Energy Group



Kevin Dennis
Vice President of Engineering & Product Development
ABB



Rick Whisman
Vice President of Sales
Sunpower, Powerlight



Sherry Xia
Vice President of Asia Business and Operations
DuPont, 3M, Applied Materials



Fred Vaske
Vice President of Structured Finance
Sunpower, Recurrent Energy



Ted Peck – CEO Holu Energy
Hawaii State Energy Administrator, Booz Allen, Johnson Controls, United States Navy

EnSync
ENERGY SYSTEMS

 Selected Balance Sheet DataAs of June 30, 2016  ($ in Millions, except per share)  As of 6/30/2016  Cash and cash equivalents *  $17.2  Project Assets**  $6.9   Inventory  $1.9  Total assets  $34.3  Deferred revenue  $13.3  Bank loans and notes payable, net of current maturities  $1.4  Total shareholders’ equity  $18.0  * Note: Cash on Hand August 31 of ~$21.5M** Note: Includes assets sold to AEP Onsite Partners 7/29/16  36

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PPA Model Tranche 1 Results

Summary to Date

- (5) Projects Sold to AEP Onsite Partners
- (1) Project Completed a "Sale-Leaseback" with a Renewable Energy Services Company
- (1) Project Sold to Hawaii Investor
- Sale of (1) Project in Process
- Operations and Maintenance (O&M) Agreements in Place: >$25K per year in Year 1, with escalator through 20 years.
- Upside Revenue Potential from Demand Charge Reduction and Grid Services for the AEP projects.

EnSync ENERGY SYSTEMS

38

PPA Financial Model Going Forward

Changes from Tranche 1

- **Significant cost reductions are forecasted as we move into the second project tranche**
  - >35% reduction in PV Engineering, Procurement, Build (EPC) costs
  - >20% reduction in Energy Storage costs
    - Reduced configuration expense due to 20ft. Container "Supermodules" vs. small battery modules
    - Lower cost through contracting
    - Lower cost due to Li Ion battery cost reduction
  - >25% reduction in Matrix Energy Management system costs
  - Reduction in permitting time, contracting expenses (common legal documents)
- **Expected profit for Tranche 2 projects and beyond of 10-20%**

EnSync ENERGY SYSTEMS

Company Financial ModelTargeted Performance  Q1’17 (Current Quarter) Revenue:Operational Break Even: PPA Tranches in FY2017:PPA Gross Profit Target: Systems Business Gross Profit Target: Op Ex (Cash Expense Burn Rate):Headcount:  39  $7.3M or HigherCash flow break-even run rate at end of calendar year 20172 additional tranches in FY201710-20% on project sales20-35% of sales<$3.1M per quarter (excluding stock expense)73 Regular, Full Time